Exhibit I

JOINT FILING AGREEMENT

This will confirm the agreement by and among the undersigned that the Schedule 13D filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership by the undersigned of the Common Units representing limited partner interests, of Genesis Energy, L.P.is being filed, and all amendments thereto will be filed, on behalf of each of the persons and entities named below that is named as a reporting person in such filing in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

KKR RODEO AGGREGATOR L.P.

By: KKR Rodeo Aggregator GP LLC, its general partner

Signature:	/s/ Christopher Lee
Name/Title: Christopher Lee, Assistant Secretary
Date: 03/10/2025

KKR RODEO AGGREGATOR GP LLC

Signature:	/s/ Christopher Lee
Name/Title: Christopher Lee, Assistant Secretary
Date: 03/10/2025

KKR GLOBAL INFRASTRUCTURE INVESTORS II (RODEO) L.P.

By: KKR Associates Infrastructure II AIV L.P., its general partner

By: KKR Infrastructure II AIV GP LLC, its general partner

Signature:	/s/ Christopher Lee
Name/Title: Christopher Lee, Assistant Secretary
Date: 03/10/2025

KKR ASSOCIATES INFRASTRUCTURE II AIV L.P.

By: KKR Infrastructure II AIV GP LLC, its general partner

Signature:	/s/ Christopher Lee
Name/Title: Christopher Lee, Assistant Secretary
Date: 03/10/2025

KKR INFRASTRUCTURE II AIV GP LLC

Signature:	/s/ Christopher Lee
Name/Title: Christopher Lee, Assistant Secretary
Date: 03/10/2025

KKR FINANCIAL HOLDINGS LLC

Signature:	/s/ Christopher Lee
Name/Title: Christopher Lee, Secretary
Date: 03/10/2025

KKR GROUP PARTNERSHIP L.P.

By: KKR Group Holdings Corp., its general partner

Signature:	/s/ Christopher Lee
Name/Title: Christopher Lee, Secretary
Date: 03/10/2025

KKR GROUP HOLDINGS CORP.

Signature:	/s/ Christopher Lee
Name/Title: Christopher Lee, Secretary
Date: 03/10/2025

KKR GROUP CO. INC.

Signature:	/s/ Christopher Lee
Name/Title: Christopher Lee, Secretary
Date: 03/10/2025

KKR & CO. INC.

Signature:	/s/ Christopher Lee
Name/Title: Christopher Lee, Secretary
Date: 03/10/2025

KKR MANAGEMENT LLP

Signature:	/s/ Christopher Lee
Name/Title: Christopher Lee, Assistant Secretary
Date: 03/10/2025

HENRY R. KRAVIS

Signature:	/s/ Christopher Lee
Name/Title: Christopher Lee, Attorney-in fact
Date: 03/10/2025

GEORGE R. ROBERTS

Signature:	/s/ Christopher Lee
Name/Title: Christopher Lee, Attorney-in fact
Date: 03/10/2025